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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our Independent Auditors' Report dated April 5, 2002, on the financial statements of Genius Products, Inc. for the year ended December 31, 2001 in the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 7, 2002.

                                          /s/CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
August 7, 2002